STF Tactical Growth & Income ETF (TUGN)
a series of Listed Funds Trust
(the “Fund”)

Supplement dated August 19, 2026 to the Summary Prospectus
dated July 30, 2026

Effective upon the open of trading on August 21, 2026 (the “Effective Date”), the Fund’s ticker symbol will change from “TUGN” to “SEPQ”. Accordingly, as of the Effective Date, all references to the Fund’s ticker symbol in the Summary Prospectus are deleted and replaced with “SEPQ”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the change in the Fund’s ticker symbol will have no effect on its investment objective or strategy.

Please retain this Supplement for future reference.